MasterCard Incorporated 2 nd Quarter 2007 Financial Results Conference Call August 1, 2007 Exhibit 99.2

2

nd
Quarter Financial Results
•
Delivered record quarterly net income of $195 million and earnings per share of $1.43, on a diluted basis, excluding special items
1
•
Achieved quarterly net income of $252 million, or $1.85 per share, on a diluted basis, including special items
1
•
Achieved record quarterly net revenue of $997 million, growth of 17.8%
primarily due to:
–
Gross dollar volume growth (13.3%
2
to $555 billion)
–
Increase in processed transactions (15.2% to 4.6 billion)
–
Increase in cross-border transaction volumes (17.3%)
•
Improved operating margin to 27.3% from 17.0% in 2006, excluding special items
1
•
Maintained already solid financial position - $2.8 billion of cash, cash equivalents and available-for-sale securities at quarter end
1 See Appendix A for GAAP reconciliation of special items
2 On a local currency basis

$ 1.85
$ 252
(134)
92
(11)
36
269
27.0%
25
_
3
268
432
$ 997
Actual
2Q 07
NM _ _ Litigation
108.0 (50) (104) Tax Expense
(31.3) (16) (11) Interest Expense
_ 25 25 Depreciation and Amortization
NM 5 _ Charitable Contribution
$ 0.74
$ 101
_
22
144
17.0%
307
365
$ 846
2Q 06 Adjusted
for special items
NM 2 Other Income
93.9 $ 1.43 Diluted EPS
93.1 $ 195 Net Income
(12.6) 268 Advertising and Marketing
63.6 36 Investment Income
18.2 432 General and Administrative
88.9
10.3 ppt
272
27.3%
Operating Income
Operating Margin
17.8 $ 997 Net Revenue
Adjusted
Growth %
2Q 07 Adjusted for
special items
2
nd
Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
a
a
e
d
b
c
a
Adjusted for litigation settlements of $3MM and $23MM in 2007 and 2006, respectively
b
Adjusted for contribution of stock to the MasterCard Foundation of $395MM
c
Adjusted for interest income on IPO proceeds held for redemption of $7MM
d
Adjusted for other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cup soccer events of $90MM
e
Net tax effect of all special items in 2006 is negligible
NM = Not meaningful
See Appendix A for a GAAP reconciliation of special items for the three and six months ended June 30, 2007 and 2006
Note: Figures may not sum due to rounding

MasterCard Branded Volume (GDV)
Second Quarter 2007
Note: Figures may not sum due to rounding
9.8 9.8 255 United States
13.3 16.4 555 Worldwide
15.6 18.2 22 Canada
44.6 41.1 10
South Asia/Middle East/Africa (SAMEA)
15.1 18.5 73 Asia Pacific
22.1 27.3 37 Latin America
14.3 23.2 157 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %

2
nd
Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
$34, or 14.5%, to $268
•
Gross assessments increased
$59, or 13.3%, to $503 due to
strong GDV growth of 13.3%*
•
Net assessments as a % of
gross assessments increased
slightly
$268
$234
$0
$50
$100
$150
$200
$250
$300
2Q06 2Q07
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Rebates and Incentives and a % of gross assessments
* On a local currency basis

2
nd
Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees up $117, or
19.1%, to $729
•
Gross operations fees
increased $132, or 19.6%, over
2006.  Key drivers include
increases in:
–
Processed transactions
growth: 15.2%
–
GDV growth: 13.3%*
–
Cross-border transaction
volume growth of 17.3%
•
Net operations fees as a % of
gross operations decreased
slightly
$729
$612
$0
$100
$200
$300
$400
$500
$600
$700
$800
2Q06 2Q07
85%
88%
91%
94%
97%
100%
Net Operations Fees
Rebates and incentives and a % of gross operations fees
* On a local currency basis

2
nd
Quarter Operating Expenses
($ in millions)
$0
$100
$200
$300
$400
$500
2Q 2006 2Q 2007
General & Administrative Advertising & Marketing
Depreciation & Amortization Litigation Settlements
Charitable Contributions
• Total operating expenses increased
3.2% to $725, excluding special items,
and decreased 35.0% to $728,
including special items*
• G&A increased 18.2%, or $67, driven
by:
– Higher personnel costs for
additional staff and contractors
– Increase in professional fees for
strategic initiatives and legal costs
• Charitable contributions in 2006
primarily represented the initial
donation of stock to the MasterCard
Foundation
• A&M decreased 12.6%, or $39, due
to:
– Significant World Cup soccer
sponsorship activity in 2Q06
– Planned shift in spending to later
quarters in 2007
$365
$307
$25
$432
$268
$25
$23
$400
$3
* See Appendix A for a GAAP reconciliation of special items for the three and six months ended June 30, 2007 and 2006

2
nd
Quarter Cash Flow Statement and
Balance Sheet Highlights
• Generated $446 million in cash flow from operations during the six months ended June 30, 2007
• Cash, cash equivalents and available-for-sale securities of $2.8 billion and stockholders’ equity of $2.9 billion
• Prepaid expenses increased $65 million primarily due to higher customer incentives and advertising expenses
• Debt of $80 million reclassified from long-term to short-term

2007 Items for Consideration
• Special items:
–
None in 3Q 2006
–
Litigation settlements of $2 million in 4Q 2006
• Expect second half G&A to grow at a rate similar to first half of the year
• A&M spend:
–
Still anticipate very modest full-year growth
–
3Q 2007 spend higher than 2Q 2007
–
Highest spend in 4Q 2007, but more evenly distributed over remaining two quarters than in prior years
• Redecard investment will be “marked-to-market” on our balance sheet
Income Statement
Balance Sheet

Appendix A: GAAP Reconciliation
a
Litigation settlements
b
Contribution of stock to the MasterCard Foundation
c
Contribution of cash to the MasterCard Foundation
d
Interest income on IPO proceeds held for redemption
e
Other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cup soccer events
f
Net tax effect of all special items in 2006 is negligible
NM = Not meaningful
Figures may not sum due to rounding

Appendix A (cont.): GAAP Reconciliation
a
Litigation settlements
b
Contribution of stock to the MasterCard Foundation
c
Contribution of cash to the MasterCard Foundation
d
Interest income on IPO proceeds held for redemption
e
Other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cup soccer events
f
Net tax effect of all special items in 2006 is negligible
NM = Not meaningful
Figures may not sum due to rounding